UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2009

COGO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-2674-3724

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 16, 2009, Cogo Group, Inc., (the “Company”) a Maryland corporation issued a press release containing certain financial results for its fourth quarter and full year ended December 31, 2008. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.b

Below is certain financial information regarding the Company’s fourth quarter:

COGO GROUP, INC.

UNAUDITED CONSOLIDATED STATEMENT OF INCOME

FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(in thousands, except share data)

	Three Months Ended December 31
	2008	2008	2007
	$'000	RMB'000	RMB'000
Net revenue
Product sales	81,493	555,985	494,628
Services revenue	843	5,748	22,572
	82,336	561,733	517,200
Cost of sales
Cost of goods sold	(69,928)	(477,082)	(402,081)
Cost of services	(683)	(4,659)	(14,215)
	(70,611)	(481,741)	(416,296)
Gross profit	11,725	79,992	100,904
Selling, general and administrative expenses	(5,781)	(39,447)	(49,102)
Research and development expenses	(2,340)	(15,964)	(11,197)
Other operating income (expenses)	20	136	(268)
Impairment loss of goodwill and intangible assets	(3,840)	(26,197)	—
Income (loss) from operations	(216)	(1,480)	40,337
Interest expense	(6)	(38)	(230)
Interest income	868	5,921	7,846

Earnings before income taxes and minority interest	646	4,403	47,953
Income tax benefit (expense)	192	1,313	(3,754)

Earnings before minority interest	838	5,716	44,199
Minority interest	(79)	(538)	—

Net income	759	5,178	44,199

Earnings per share	$	RMB	RMB
Basic	0.02	0.14	1.13
Diluted	0.02	0.14	1.10

Weighted average number of common shares outstanding
Basic		36,173,842	38,979,312
Diluted		36,744,797	40,282,435

COGO GROUP, INC.

UNAUDITED RECONCILIATION OF NON-GAAP MEASURES TO THE MOST COMPARABLE GAAP MEASURES

FOR THE QUARTERS ENDED DECEMBER 31, 2008 AND 2007
(in thousands, except share data)

	Three Months Ended December 31
	2008(1)	2007(1)
	$'000	$'000
Net Income
GAAP net income	759	6,059
Share-based compensation expense	1,504	1,675
Acquisition related costs - amortization and impairment loss of purchased intangible assets, impairment loss of goodwill, in-process research and development and recognized deferred taxation	4,332	982
Non-GAAP net income	6,595	8,716

Income (loss) from operations
GAAP income (loss) from operations	(216)	5,530
Share-based compensation expense	1,504	1,675
Acquisition related costs - amortization and impairment loss of purchased intangible assets, impairment loss of goodwill and in-process research and development	5,040	1,042
Non-GAAP income from operations	6,328	8,247

Earnings per share	$	$
GAAP net income per share- Basic	0.02	0.16
GAAP net income per share- Diluted	0.02	0.15

Non-GAAP net income per share- Basic	0. 18	0.22
Non-GAAP net income per share- Diluted	0. 18	0.22

Weighted average number of shares outstanding
Non-GAAP net income per share- Basic	36,173,842	38,979,312
Non-GAAP net income per share- Diluted	36,744,797	40,282,435

(1) The US dollar amounts are calculated based on the conversion rate of US$1 to RMB6.8225 as of December 31, 2008 and US $1 to RMB7.2946 as of December 31, 2007.

About Non-GAAP Financial Measures:
To supplement Cogo's consolidated financial results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), Cogo uses the following measures defined as Non-GAAP financial measures by the Securities Exchange Commission (“SEC”): 1) Non-GAAP net income, which is net income excluding share-based compensation expenses and acquisition related costs such as amortization and impairment of purchased intangible assets, in-process research and development, recognized deferred taxation, recognized deferred taxation and impairment of goodwill 2) Non-GAAP basic and diluted earnings per share, which is basic and diluted earnings per share excluding share-based compensation expenses and acquisition related costs such as amortization and impairment of purchased intangible assets, in-process research and development and impairment of goodwill and 3) Non-GAAP income from operations, which is income from operations excluding share-based compensation expenses and acquisition related costs such as amortization and impairment of purchased intangible assets, in-process research and development and impairment of goodwill. The presentation of these Non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these Non-GAAP financial measures, please see the table captioned “Reconciliations of Non-GAAP measures to the most comparable GAAP measures” set forth within this release.

Cogo believes that these Non-GAAP financial measures provide meaningful supplemental information regarding its performance and liquidity by excluding share-based expenses and acquisition related costs such as amortization and impairment of purchased intangible assets, in-process research and development, recognized deferred taxation and impairment of goodwill that may not be indicative of its operating performance from a cash perspective. Cogo believes that both management and investors benefit from referring to these Non-GAAP financial measures in assessing its performance and when planning and forecasting future periods. These Non-GAAP financial measures also facilitate management's internal comparisons to Cogo's historical performance and liquidity. Cogo computes its Non-GAAP financial measures using the same consistent method from quarter to quarter. Cogo believes these Non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. A limitation of using Non-GAAP net income, Non-GAAP basic and diluted earnings per share and Non-GAAP income from operations is that these Non-GAAP measures exclude share-based compensation charge and acquisition related costs such as amortization and impairment of purchased intangible assets, in-process research and development, recognized deferred taxation and impairment of goodwill that have been and will continue to be for the foreseeable future a recurring expense in our business. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from each Non-GAAP measure. The accompanying tables have more details on the reconciliations between GAAP financial measures that are most directly comparable to Non-GAAP financial measures.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
99.1	Press Release dated March 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGO GROUP, INC.

Dated: March 20, 2009	By:	/s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

Exhibit Index

No.	Description
99.1	Press Release dated March 16, 2009